EXH10-3
                               SECURITY AGREEMENT

         AGREEMENT, made as of the ____ day of August, 1990, by and between AUTOMATED LIGHT TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware, having its principal office at 176 Bolton Road, Vernon, Connecticut (the "DEBTOR"), and CONNECTICUT INNOVATIONS INCORPORATED, a corporation constituted a quasi-public instrumentality of the State of Connecticut, having its principal office at 845 Brook Street in the Town of Rocky Hill, County of Hartford and State of Connecticut (the "SECURED PARTY").

                              W I T N E S S E T H:

         To secure the payment of an indebtedness in the total amount of THREE HUNDRED THOUSAND AND NO/100 ($300,000.00) DOLLARS plus interest, payable in accordance with the terms of a note of even date herewith from DEBTOR to SECURED PARTY, a copy of which may be attached hereto as Exhibit A (the "Note") and to secure the performance or payment of all debts, liabilities and obligations of any kind, whenever and however incurred, of DEBTOR to SECURED PARTY whether or not evidenced by any notes or other instrument (the "indebtedness"), DEBTOR hereby grants and conveys to the SECURED PARTY a security interest in the property described in Schedule A attached hereto (the "Collateral"), which Collateral the DEBTOR represents will be used primarily in business, all proceeds thereof, if any, and all substitutions, replacements and accessions acquired by the DEBTOR subsequent to the execution of this Agreement and prior to its termination.

         1. Debtor's Covenants: DEBTOR warrants, covenants and agrees as follows:

         a. To pay and perform all of the obligations secured by this Agreement according to their terms.

         b. To defend the title to the Collateral against all other persons and against all other claims, except claims which are permitted herein.

         c. On demand of SECURED PARTY to do the following: furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of SECURED PARTY in the Collateral and pay all costs of filing in connection therewith.

         d. To retain possession of the Collateral during the existence of this Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of the same, except for inventory sold in the ordinary course of business, without the prior written consent of SECURED PARTY, which consent will not unreasonably be withheld.


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         e.       To keep the  Collateral  at its present  locations  and not to remove same, except for inventory sold in the ordinary course of business and other assets as permitted herein, without the prior written consent of SECURED PARTY, which consent will not unreasonably be withheld.

         f. To keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments.

         g. To pay, when due, all taxes, assessments and license fees relating to the Collateral.

         h. To keep the Collateral, at DEBTOR's own cost and expense, in good repair and condition and to use it for the purposes intended and not to misuse, abuse, waste or allow it to deteriorate except for normal wear and tear and to make the same available for inspection by SECURED PARTY during normal business hours.

         i. To keep the Collateral insured against loss by fire, including extended coverage, theft and other hazards as SECURED PARTY may require in an amount no less than eighty percent (80%) of the value of the insurable Collateral. Policies covering the Collateral shall be obtained from responsible insurers authorized to do business in Connecticut. Certificates Of insurance or policies shall have attached thereto a loss payable clause making loss payable to SECURED PARTY as its interest may appear, and a copy of such policies and renewal policies shall be deposited with SECURED PARTY. Each policy or endorsement shall contain a clause requiring the insurer to give not less than ten (10) days' written notice to SECURED PARTY in the event of cancellation of the policy for any reason whatsoever, and a clause that the interest of SECURED PARTY shall not be impaired or invalidated by any act or neglect of DEBTOR or owner of the Collateral nor by the occupation of the premises where the Collateral is located for purposes more hazardous than are permitted by said policy. DEBTOR shall give immediate written notice to SECURED PARTY and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. DEBTOR hereby appoints SECURED PARTY an attorney-in-fact of DEBTOR in obtaining and adjusting any such insurance and endorsing settlement drafts and hereby assigns to SECURED PARTY all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the indebtedness. In the event of termination or threatened termination of insurance and provided DEBTOR has not provided SECURED PARTY with notice no less than thirty (30) days prior to the termination or threatened termination date, that it is changing or has changed insurance companies together with evidence of premium payment or has otherwise replaced the insurance which is the subject of the termination or threatened termination, SECURED PARTY has the right to obtain its own insurance covering the Collateral and to add the costs of obtaining and maintaining such insurance as an additional obligation of DEBTOR to SECURED PARTY. Nothing herein shall relieve


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                  DEBTOR  of its  duty or  obligation  to do any  act for  which
                  SECURED PARTY may be hereby appointed attorney for DEBTOR.

         j. In the conduct of its business, DEBTOR will comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over DEBTOR and/or its business.

         k. DEBTOR authorizes SECURED PARTY, if DEBTOR fails to do so, to do all things required of DEBTOR herein and charge all expenses incurred to DEBTOR and charge interest on the same until repayment to it at the interest rate provided in the Note. Failure to repay any said advance with interest upon demand by SECURED PARTY shall constitute a default hereunder.
         l. To provide SECURED PARTY financial statements within forty-five (45) days of the end of each fiscal quarter of DEBTOR, and to provide annual financial statements prepared by DEBTOR'S independent accountant within ninety (90) days of the end of DEBTOR'S fiscal year, and to make all its books and records available for inspection by SECURED PARTY during reasonable business hours.

         2. Non-Waiver: Waiver of or acquiescence in any default by DEBTOR or failure of SECURED PARTY to insist upon strict performance by DEBTOR of any warranties or agreements in this Security Agreement shall not constitute a waiver of any subsequent or other default or failure.

         3.       Default: The following shall constitute a default:

                  a. Failure to pay any installment of the indebtedness set forth in the Note within the applicable grace period.

                  b. Failure by DEBTOR to comply with any material provision of this Agreement within fifteen (15) days of the date for performance or of the Note or other obligations secured hereby with in any applicable grace and cure period.

                  c. Materially false or misleading representations or warranties made or given by DEBTOR in connection with this Agreement, the Loan Agreement, the Note or any other financing document delivered to SECURED PARTY in connection with the Loan made by SECURED PARTY to the DEBTOR of even date herewith.

                  d. Commencement of any bankruptcy or other insolvency proceeding by or against DEBTOR which is not withdrawn, dismissed, discharged or removed within sixty (60) days of commencement.

                  e. Any act of DEBTOR which SECURED PARTY, in its sole discretion and in good faith, deems will imperil the prospect of full performance or satisfaction of DEBTOR' S obligations to SECURED PARTY .

                  f. Depreciation (except depreciation as reflected for tax or accounting purposes) or impairment of the Collateral, or material adverse change in the financial status of DEBTOR which jeopardizes the prospect of repayment of the Loan or of performance of any of the covenants herein or renders false or misleading any warranties made herein.

                  g. Default after expiration of any applicable grace and cures periods under any other loan agreement, promissory note, mortgage deed or security agreement executed by DEBTOR in respect of any debt owed to SECURED PARTY or to any other person which in the sole, reasonable opinion of the SECURED PARTY materially affects the credit of the Borrower.

         4. Remedies on Default: Upon any default and upon demand DEBTOR agrees immediately to assemble the Collateral and make it available to SECURED PARTY at the place and time designated in the said demand. SECURED PARTY shall be entitled to immediate possess ion of the Collateral and SECURED PARTY may (i) enter any premises where any Collateral may be located for the purpose of taking possession of and removing the same; and (ii) sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale acceptable to SECURED PARTY, all at SECURED PARTY's sole option and as it, in its sole discretion, may deem advisable, and SECURED PARTY may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived by DEBTOR. Until such sale, SECURED PARTY may store the Collateral on the premises where it is located when seized and, if said premises be the property of DEBTOR, DEBTOR agrees not to charge SECURED PARTY f or storage thereof for a period of ninety (90) days before or after sale or disposition of said Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold in a recognized market, SECURED PARTY will give DEBTOR reasonable notice of the time and place of any public sale or the time after which any private sale or other intended disposition will be made. The requirement of reasonable notice shall be met if such notice is mailed to DEBTOR at least fifteen (15) business days before the time of the ;sale or disposition.

         The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' reasonable tees) Of storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all liabilities of the DEBTOR to SECURED PARTY, with application as to particular obligations or against principal or interest under the Note to be in SECURED PARTY's sole discretion. DEBTOR shall be liable to SECURED PARTY and shall pay to SECURED PARTY, on demand, any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral, and SECURED PARTY in turn agrees to remit to DEBTOR, or other persons as their interests appear, any surplus remaining after all such liabilities have been paid in full.

         To facilitate the exercise by SECURED PARTY of the rights and remedies set forth in this section in the event of default, DEBTOR hereby constitutes SECURED PARTY or any other person whom SECURED PARTY may designate, as attorney-in-fact for the DEBTOR, at DEBTOR's expense, to


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exercise all or any of the foregoing  powers and other powers  incidental to the foregoing, all of which, being coupled with an interest, shall be irrevocable, shall continue until all obligations have been paid in full and shall be in addition to any other rights and remedies that SECURED PARTY may have.

         5. Attorneys' Fees, etc.: Upon any event of default, SECURED PARTY t 8 attorneys' reasonable fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising and selling the Collateral shall be chargeable to and paid by DEBTOR.

         6. Other Rights: In addition to all rights and remedies herein, upon default, SECURED PARTY shall have such other rights and remedies as are set forth in the Uniform Commercial Code and the Connecticut General Statutes, as amended.

         7. PREJUDGMENT REMEDIES WAIVER: DEBTOR HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS SECURITY AGREEMENT FORMS A PART IS A COMMERCIAL
TRANSACTION AS DEFINED UNDER SECTION 52-278a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND HEREBY WAIVES ANY RIGHT TO NOTICE AND A HEARING UNDER
SECTION 52-278a ET SEQ. OF SAID STATUTES AND AUTHORIZES SECURED PARTY'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER.

         8. Binding Effect: The terms, warranties and agreements herein contained shall be binding upon and inure to the benefit of the respective parties hereto and their respective legal representatives, successors and assigns. This Agreement may be assigned only to a permitted assignee of the Note.

         9. Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties have respectively signed and sealed these presents at Hartford, Connecticut the day and year first above written.

WITNESSED BY:                              CONNECTICUT INNOVATIONS INCORPORATED

___________________________                BY:__________________________________
                                              DAVID-C. DRIVER
                                              Its Executive Director

___________________________

                                           AUTOMATED LIGHT TECHNOLOGIES, INC.

___________________________                BY:__________________________________
                                              MOHD A. ASLAMI
                                              Its President
                                              Duly Authorized

STATE OF CONNECTICUT)
                    ) ss. at Rocky Hill
COUNTY OF HARTFORD  )

         On this ___ day of August, 1990, before me, the undersigned officer, personally appeared David C. Driver, who acknowledged himself to be the Executive Director of CONNECTICUT INNOVATIONS INCORPORATED, a corporation, and that he as such Executive Director, being authorized so to do, executed the foregoing instrument for the purposes herein contained, by signing the name of the corporation by himself as Executive Director.

         In Witness Whereof I hereunto set my hand.




                                                  -----------------------------
                                                  Commissioner of the Superior
                                                  Court/Notary Public

STATE OF CONNECTICUT)
                    ) ss. at Hartford
COUNTY OF HARTFORD  )

         On this 2nd day of August, 1990, before me, the undersigned officer, personally appeared Mohd A. Aslami, who acknowledged himself to be the President of Automated Light Technologies, Inc., a corporation, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes herein contained, by signing the name of the corporation by himself as President.

         In Witness Whereof I hereunto set my hand.




                                                  -----------------------------
                                                  Commissioner of the Superior
                                                  Court/Notary Public

                                   SCHEDULE A


(a) All goods of Debtor, including without limitation all machinery, equipment furniture, furnishings, fixtures, t0018, supplies and motor vehicles of every kind and description now or hereafter owned by the Debtor or in which the Debtor may have or may hereafter acquire any interest, together with all customer lists and records of the business and all improvements thereto;

(b) All inventory of Debtor, including, but not limited to all merchandise, raw material, parts, supplies, work in process, finished products intended for sale of every kind and description now or hereafter owned by and in the custody of or possession, actual or constructive, of Debtor including such inventory as is temporarily out of Debtor's custody or possession and including any returns upon any accounts or other proceeds, includlng insurance proceeds, resulting from the sale or disposition of any of the foregoing, including, among other things, but not limited to, raw materials and finished products and including all other classes of merchandise, materials, parts, supplies, work in process, inventories and finished products intended for sale by Debtor including inventory temporarily removed from its customary location;

(c) All contract rights and general intangibles of Debtor, including without limitation, goodwill, copyrights, trademarks, trade styles, trade names, patents, patent applications and deposit accounts:

(d)      All  present  and  future  accounts,   accounts  receivable  and  other
         receivables and all books and records relating thereto; and

(e)      All documents, instruments and chattel paper;

whether any of the foregoing types or items of property referred to in (a) through (e) above (the "Collateral") shall be acquired or created by Debtor at any time hereafter, wherever located, and the products and proceeds of the Collateral and any replacements, additions, accessions, or substitutions of the Collateral, after acquired property, and the accounts or proceeds arising from the sale of disposition thereof including any returns thereof, and including, where applicable, the proceeds of insurance covering the Collateral.

         DEBTOR:                                     SECURED PARTY:
         Automated Light Technologies,               Connecticut Innovations
         Inc.                                          Incorporated
         176 Bolton Road                             845 Brook Street
         Vernon, CT                                  Rocky Hill, CT